                                                        Exhibit 10.42


                     ENVIRONMENTAL INDEMNITY AND AGREEMENT
                     -------------------------------------

                   ENVIRONMENTAL INDEMNITY AND AGREEMENT (this "Agree-
                                                                ------
         ment"), dated as of November __, 1997, made by BOSTON PROPER-
         ----
         TIES LIMITED PARTNERSHIP ("Mortgagor"), a Delaware limited
                                    ---------
         partnership, having an address at 599 Lexington Avenue, New York, New York 10022, in favor of JOHN HANCOCK MUTUAL LIFE IN-SURANCE COMPANY ("Mortgagee"), a Massachusetts corporation,
                           ---------
         having its principal office at John Hancock Place, Post Office Box 111, Boston, Massachusetts 02117, Attention: Real Estate Investment Group, T-52.


                                   WITNESSETH:
                                   ----------
                   WHEREAS, Mortgagor is, on the date hereof, (a) the owner of fee title to a parcel of land and the improvements thereon known as 875 Third Avenue, New York, New York and the easements appurtenant thereto (collectively, the "Original Fee
                                                           ------------
         Parcel"), all as more particularly described in Exhibit A-1
         ------                                          -----------
         hereto, and (b) the owner of fee title to the Corner Parcel and all Improvements thereon (as such terms are defined in the Mortgage, as hereinafter defined), which Corner Parcel is con-tiguous to the Original Fee Parcel and is more particularly described on Exhibit A-2 hereto (the Original Fee Parcel and
                      -----------
         the Corner Parcel are collectively described on Exhibit A-3
                                                         -----------
         hereto);

                   WHEREAS, Mortgagee is on the date hereof the owner
         and holder of certain mortgages which were consolidated, ex-
         tended and modified pursuant to that certain Consolidation, Extension and Modification Agreement (the "Consolidation Agree-
                                                    --------------------
         ment"), dated as of May 11, 1988, between Kenvic Associates, a
         ----
         New York general partnership ("Original Mortgagor") and Mort-
                                        ------------------
         gagee, recorded on May 18, 1988 in the Office of the City Reg-ister, New York County (the "Register's Office") in Reel 1403,
                                      -----------------
         Page 1793, so as to form a single first lien on the Mortgaged Premises securing the original principal amount of
         $180,000,000, and were further modified (i) pursuant to that certain Modification Agreement, dated as of May 30, 1990, be-
         tween Original Mortgagor and Mortgagee, recorded on June 28,
         1990 in the Register's Office in Reel 1705, Page 1760 (the
         "1990 Modification Agreement"), (ii) pursuant to that certain
          ---------------------------
         Note and Mortgage Modification Agreement, dated as of July 23, 1992, between Original Mortgagor and Mortgagee, recorded on
         July 30, 1992 in the Register's Office in Reel 1892, Page 434
         (the "1992 Modification Agreement"), (iii) pursuant to that
               ---------------------------
         certain Note and Mortgage Modification and Spreader Agreement, dated as of December 29, 1995, between Original Mortgagor and

         Mortgagee, recorded on January 5, 1996 in the Register's Office in Reel 2279, Page 443 (the "1995 Modification Agreement"); and
                                      ---------------------------
         (iv) pursuant to that certain Note and Mortgage Modification and Spreader Agreement, dated as of the date hereof, between Mortgagor and Mortgagee, intended to be recorded in the Register's Office following the execution thereof (the "1997 Modification Agreement"; the Consolidation Agreement as amended
         ----------------------
         by the 1990 Modification Agreement, the 1992 Modification Agreement, the 1995 Modification Agreement and the 1997 Modifi-cation Agreement is hereinafter referred to as the "Mortgage";
                                                             --------
         any capitalized terms used herein and not defined herein shall have the respective meanings assigned to them in the Mortgage);

                   WHEREAS, as of the date hereof, (i) Original Mort-gagor has, in exercise of its rights under Section 6 of the 1995 Modification Agreement, conveyed to Mortgagor all of Orig-inal Mortgagor's right, title and interest in and to the Orig-inal Fee Parcel, (ii) Mortgagee and Original Mortgagor have terminated the Corner Parcel Lease, (iii) Mortgagee has con-veyed to Mortgagor Mortgagee's fee title in and to the Corner Parcel, and (iv) Mortgagor has agreed to assume all of Original Mortgagor's obligations arising from and after the date hereof under the Notes, the Mortgage and the other Loan Documents pur-suant to that certain Assumption, dated as of the date hereof, by Mortgagor for the benefit of Mortgagee and Original Mort-gagor and their respective successors and assigns (the transac-tions described in subparagraphs (i), (ii), (iii) and (iv) above shall hereinafter be collectively referred to as the "Transfer"); and
          --------

                   WHEREAS, Mortgagor, in consideration of the foregoing and of Mortgagee's agreement to consent to the Transfer, has agreed to execute and deliver this Agreement.

                   NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowl-edged, the parties hereto agree as follows:

                   1.  Representations.  Mortgagor represents and war-
                       ---------------
         rants to Mortgagee that:

                   (a) except for those matters disclosed in that cer-tain Phase I Environment Site Assessment for the Mortgaged Premises prepared by Ambient Labs Inc. and dated October 3, 1997 (the "Environmental Report"), to the best of
                            --------------------
              Mortgagor's knowledge, the Mortgaged Premises do not con-tain any hazardous substance, hazardous material, haz-ardous waste, toxic substance or solid waste, as defined in the Clean Air Act, the Comprehensive Environmental Re-sponse, Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act of 1976, as amended, or the Hazardous Materials Transporta-tion Act, any substances or materials listed as hazardous or toxic in the United States Department of Transportation Table, by the Environmental Protection Agency or any suc-cessor agency or under any federal, state or local laws or regulations, or any asbestos, asbestos-containing materi-als, polychlorinated biphenyls, radon gas, urea formalde-hyde foam, pollutants, contaminants, volatile organic com-pounds, explosive or radioactive materials (all of the above being collectively called "Hazardous Substances")
                                               --------------------
              which, in any such case, violate any federal, state or local laws, statutes, rules, codes, regulations or orders relating to Hazardous Substances (collectively, "Environ-
                                                               ---------
              mental Laws");
              -----------

                   (b) except for those matters disclosed in the Envi-ronmental Report, to the best of Mortgagor's knowledge, there have been no releases or threatened releases at, upon, under, or within, nor past or ongoing migration from neighboring lands to, the Mortgaged Premises, of any Haz-ardous Substances; which, in any such case, violate any Environmental Law; and

                   (c) except as disclosed in the Environmental Cer-tificate (hereafter defined), Mortgagor has received no notice from any governmental authority or from any tenant or other occupant or from any other person with respect to any release of any Hazardous Substance at, upon, under, or within the Mortgaged Premises.

                   2.  Use of Mortgaged Premises.  Mortgagor will not
                       -------------------------
         use, generate, manufacture, produce, store, release, threaten to release, discharge or dispose of (or permit any of the same) or permit to exist on or about the Mortgaged Premises or trans-port (or permit to be transported) any Hazardous Substance to or from the Mortgaged Premises in a manner which would violate any Environmental Law, and, if the same exist, Mortgagor will, if and to the extent required by any Environmental Law, im-mediately remove or cause to be removed from the Mortgaged Pre-mises, any such Hazardous Substance. Mortgagor has not been, is not, and will not become involved in, and will not permit, operations at, in or about the Mortgaged Premises which could lead to the imposition of liability under any Environmental Law. Notwithstanding the foregoing, with respect to any claim under this Section 2 arising from the act or omission of any tenant, subtenant, licensee or other occupant of the Mortgaged Premises, Mortgagor's obligations under this Section 2 shall be to promptly and diligently exercise any available remedies against such Person in order to cause such Person to cure any such default.

                   3.  Compliance.  Mortgagor, at its expense, will
                       ----------
         cause the Mortgaged Premises to comply with all Environmental Laws. Notwithstanding the foregoing, with respect to any claim under this Section 3 arising from the act or omission of any tenant, subtenant, licensee or other occupant of the Mortgaged Premises, Mortgagor's obligations under this Section 3 shall be to promptly and diligently exercise any available remedies against such Person in order to cause such Person to cure any such act or omission.

                   4.  Notice.  Mortgagor will deliver to Mortgagee,
                       ------
         without request or demand, promptly upon becoming aware of any presence or release or alleged or threatened presence or re-lease of any Hazardous Substance in violation of any Environ-mental Law at, upon, under, within or about the Mortgaged Pre-mises and immediately upon becoming aware that any regulatory agency, governmental body or other person has made any claim or taken or threatened to take any action relating to Hazardous Substances on or emanating from the Mortgaged Premises or any property adjacent to or abutting the Mortgaged Premises, and promptly upon receipt of any notice from any governmental agency or authority or from any tenant or other occupant or from any other person with respect to any such alleged presence or release, a notice specifying the facts relating thereto, the claim made or action taken or threatened and what action Mort-gagor is taking or causing to be taken or proposes to take or to cause to be taken with respect thereto.

                   5.  Inspection.  Mortgagor will permit Mortgagee, and
                       ----------
         any representatives designated by Mortgagee, to visit and in-spect the Mortgaged Premises or any part thereof, and to sample and monitor soil and groundwater and to inspect for Hazardous Substances all at such reasonable times and intervals as from time to time may be requested and upon reasonable notice and in a manner that does not unreasonably interfere with the business operations of any tenant or otherwise violates, in any material respect, any such tenant's rights under its respective lease. In the event that such inspection results from Mortgagee's rea-sonable belief that there has been a breach of Mortgagor's rep-resentations or covenants set forth in this Agreement, then Mortgagor shall bear the reasonable cost of such inspection; otherwise, Mortgagee shall bear the cost of such inspection. Mortgagee shall not have any duty to make any such inspection and shall not incur any liability or obligation for not making any such inspection or, once having undertaken any such inspec-tion, for not making the same carefully or properly, or for not completing the same; nor shall the fact that such inspection may not have been made by Mortgagee relieve Mortgagor of any obligations that it may otherwise have under the Mortgage or this Agreement.

                   6.  Indemnification.  Notwithstanding any provision
                       ---------------
         in the Mortgage, the Notes or any other Loan Document limiting or negating the liability of Mortgagor, Mortgagor will protect, indemnify, save harmless and defend Mortgagee from and against any and all liabilities, obligations, claims, losses, damages, penalties, causes of action, reasonable costs and expenses (in-cluding, without limitation, reasonable attorneys' fees and expenses) (collectively, the "Claims") imposed upon, suffered
                                       ------
         or incurred by or asserted against Mortgagee by reason of the presence, release, threatened release or removal of any Hazard-ous Substances at, upon, under, within or about the Mortgaged Premises or any non-compliance with any legal requirement re-lating thereto, whether arising before, during or after en-forcement of Mortgagee's rights and remedies upon default and whether or not Mortgagor is responsible therefor, including, without limitation, any imposition by any governmental author-ity of any lien or so-called "super priority lien" upon the Mortgaged Premises, clean-up costs, response costs, liability for personal injury or property damage or damage to the envi-ronment and any fines, penalties and punitive damages with re-spect thereto.

                   7.  Environmental Certificates.  In connection with
                       --------------------------
         the 1995 Modification, Original Mortgagor delivered to Mort-gagee an Environmental Questionnaire and Certificate (the "En-
                                                                    ---
         vironmental Certificate"), dated October 30, 1995, a copy of
         -----------------------
         which has been delivered to Mortgagor. Mortgagor covenants that

                   (a) Mortgagor will promptly notify Mortgagee in writing if Mortgagor learns that any of the answers on the Environmental Certificate either was not true in any mate-rial respect when made or is no longer true in any mate-rial respect; and

                   (b) if any event shall occur which causes any of the answers on the Environmental Certificate to be no longer true or if Mortgagee shall learn that any of the answers on the Environmental Certificate were not true when made, such event or occurrence shall, if not cured within twenty
              (20) days after notice of such event or occurrence is de-livered to Mortgagor (whether from Mortgagee or any other party), constitute an Event of Default under the Mortgage, giving the Mortgagee all the rights and remedies available to it upon the occurrence of an Event of Default, provided that if such cure cannot with due diligence and dispatch be effected within such 20 day period, then such 20 day period shall be deemed extended for such period as Mort-gagor shall be attempting to effect such cure with due diligence and dispatch.

                   8.  Survival.  The obligations of Mortgagor under
                       --------
         Section 6 of this Agreement shall survive any payment of the Notes, any discharge, satisfaction, release or assignment of the Mortgage, any transfer of the Mortgaged Premises or any part thereof, any exercise of remedies by Mortgagee, including, without limitation, the appointment of a receiver, any foreclo-sure of the Mortgage or any transfer of the Mortgaged Premises (or any part thereof) by deed in lieu of foreclosure and any other event or circumstance whatsoever.

                   9.   Personal Liability.  In accordance with Sec-
                        ------------------
         tion 6 of the 1997 Modification Agreement, Mortgagor shall be personally liable for all of its representations, covenants and obligations set forth in this Agreement.

                   10.  Binding Effect.  This Agreement shall inure to
                        --------------
         the benefit of Mortgagee and its successors and assigns, and shall be binding upon Mortgagor and its respective successors and assigns.

                   11.  Counterparts.  This Agreement may be executed in
                        ------------
         several counterparts, each of which shall constitute one and the same instrument.

                   12.  Notices.  All notices, demands, requests, con-
                        -------
         sents, approvals and other instruments under this Agreement shall be in writing and shall be deemed to have been actually or properly given if and when mailed by first-class registered or certified mail, return receipt requested, postage prepaid, or by personal delivery (with a receipt obtained therefor) or recognized overnight courier service, addressed (a) if to Mort-gagor, to Boston Properties Limited Partnership, 599 Lexington Avenue, New York, New York 10022, Attention, Robert Selsam, or such other address as Mortgagor may have designated by notice to Mortgagee, with a copy to Goodwin, Proctor & Hoar, LLP, Ex-change Place, Boston, Massachusetts 02109, Attention, Edward M. Schulman, Esq., with a copy to Weil, Gotshal & Manages LLP, 767 Fifth Avenue, New York, New York 10153, Attention, Alan J. Pomerantz, Esq. or to such other firms as Mortgagor may direct in writing, and (b) if to Mortgagee, to John Hancock Mutual Life Insurance Company, John Hancock Place, P.O. Box 111, Bos-ton, Massachusetts 02117, Attention, Real Estate Investment Group, Floor T-52, or at such other address as Mortgagee may have designated by notice to Mortgagor.

                   13.  Miscellaneous.  Mortgagor agrees that:
                        -------------

                   (a) If any term of this Agreement or any application thereof shall be declared invalid, illegal or unenforce-able, the remainder of this Agreement and any other ap-plication of such terms shall not be affected thereby.

                   (b) No failure or delay on the part of Mortgagee to exercise any power, right or privilege under this Agree-ment shall impair any such power, right or privilege or be construed to be a waiver of any default or any acquies-cence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any right, power or privilege.

                   (c) No provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                   (d) This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                   (e) Mortgagor shall pay all reasonable attorneys' fees and other reasonable costs and expenses which may be incurred by Mortgagee in the enforcement of this Agree-ment.







                   [Remainder of Page Intentionally Left Blank]

                   IN WITNESS WHEREOF, the undersigned has caused this Environmental Indemnity and Agreement to be duly executed and delivered by its duly authorized officers as of the date first above written.


                                      MORTGAGOR:

                                      BOSTON PROPERTIES LIMITED
                                      PARTNERSHIP,
                                        A Delaware Limited Partnership

                                      By:  Boston Properties, Inc.,
                                           General Partner

                                           By:  /s/ Robert Selsam
                                                ----------------------------
                                                Name:  Robert Selsam
                                                Title: Senior Vice President

         STATE OF NEW YORK   )
                             :    ss:
         COUNTY OF NEW YORK  )



                   On this ____ day of November, 1997, before me person-ally came ___________________, to me known to be the person(s) who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he/she is the _________________ of Boston Properties, Inc., a Delaware corpo-ration, the general partner of Boston Properties Limited Part-nership, a limited partnership duly organized under the laws of the State of Delaware, having an address at 599 Lexington Ave-nue, New York, New York 10022; and that he/she has authority to sign the foregoing instrument for and on behalf of Boston Prop-erties Limited Partnership, and he/she acknowledged to me that he/she executed the same as the act and deed of said partner-ship for the use and purposes therein mentioned.



                                        -----------------------------
                                                Notary Public